As Filed with the Securities and Exchange Commission on March 31, 2005 Registration No. 333-110373

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                        POST-EFFECTIVE AMENDMENT NO. 3
                                  FORM S-2/A

                            REGISTRATION STATEMENT
                                  UNDER THE
                            SECURITIES ACT OF 1933


                                 CANEUM, INC.
            (Exact name of Registrant as Specified in Its Charter)


                 Nevada                              33-0916900
     (State or other jurisdiction of              (I.R.S. Employer
     incorporation or organization)               Identification No.)


                           170 Newport Center Drive
                                  Suite 220
                           Newport Beach, CA  92660
                                (949) 273-4000
        (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                        Sukhbir Singh Mudan, President
                           170 Newport Center Drive
                                  Suite 220
                           Newport Beach, CA  92660
                                (949) 273-4000
           (Name, address, including zip code, and telephone number
                 including area code, of agents for service)

                                  Copies to:
                            Ronald N. Vance, P.C.
                               Attorney at Law
                              57 West 200 South
                                  Suite 310
                          Salt Lake City, UT  84101
                                (801) 359-9300
                             (801) 359-9310 (fax)
                              rnvance@qwest.net
                                _____________


     Caneum, Inc. hereby files this post-effective amendment and removes 2,232,000 shares of common stock from registration which remained unsold at the end of the offering represented by this registration statement.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Form S-2 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Newport Beach, California, on March 31, 2005.
                                        Caneum, Inc.

                                        By: /s/ Sukhbir Singh Mudan
                                            Sukhbir Singh Mudan, President and
                                            Treasurer (Principal Executive
                                            Officer, Principal Financial
                                            Officer, and Principal Accounting
                                            Officer)

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

     NAME                        TITLE             DATE

     /s/ Sukhbir Singh Mudan     Director          March 31, 2005
     Sukhbir Singh Mudan

     /s/ Douglas L. Wadkins      Director          March 31, 2005
     Douglas L. Wadkins

     /s/ Avtar Singh Ranshi      Director          March 31, 2005
     Dr. Avtar Singh Ranshi

     /s/ Robert F. Mitro         Director          March 31, 2005
     Robert F. Mitro

     /s/ Alan S. Knitowski       Director          March 31, 2005
     Alan S. Knitowski


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